Accounts Receivable, Net (Details)	12 Months Ended
Dec. 31, 2021
Accounts Receivable, Net [Abstract]
Accounts receivable balance from third party customers, description	the Company’s accounts receivable balance from third party customers as of December 31, 2021, approximately $0.4 million, or 30% has been collected as of the date of this report and the remaining balance is expected to be substantially collected from customers before December 31, 2022.